360 COMMUNICATIONS COMPANY

                           1996 EQUITY INCENTIVE PLAN




           (As amended and restated effective as of December 10, 1996)

                                TABLE OF CONTENTS

1.  Purpose. ...............................................................  1
2.  Definitions.............................................................  1
3.  Scope of the Plan.......................................................  6
4.  Administration..........................................................  6
5.  Eligibility.............................................................  8
6.  Conditions to Grants....................................................  8
7.  Non-transferability..................................................... 14
8.  Exercise ............................................................... 14
9.  Loans and Guarantees.................................................... 17
10.  Notification under Section 83(b)....................................... 18
11.  Mandatory Tax Withholding.............................................. 18
12.  Elective Share Withholding............................................. 18
13.  Termination of Employment.............................................. 19
14.  Plans of Foreign Subsidiaries.......................................... 22
15.  Substituted Awards..................................................... 22
16.  Securities Law Matters................................................. 23
17.  No Employment Rights................................................... 23
18.  No Rights as a Stockholder............................................. 23
19.  Nature of Payments..................................................... 23
20.  Non-uniform Determinations............................................. 23
21.  Adjustments............................................................ 24
22.  Amendment of the Plan.................................................. 24
23.  Termination of the Plan................................................ 25
24.  No Illegal Transactions................................................ 25
25.  Controlling Law........................................................ 25
26.  Severability........................................................... 25

        Introduction. The 360 Communications Company Equity Incentive Plan (the "Plan"), as established by 360 Communications Company, a Delaware corporation (the "Company"), effective as of March 7, 1996, as amended and restated effective April 9, 1996, is hereby further amended and restated as set forth below, effective as of December 10, 1996.

        1. Purpose. The Plan is intended to allow employees to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company in attracting new employees and retaining existing employees.

        2.  Definitions.

        The terms set forth below have the following meanings (such meanings to be applicable to both the singular and plural forms):

        (a) "Award" means options, including incentive stock options and reload options, Restricted Shares, Bonus Shares, stock appreciation rights (SARs), LSARs, or performance shares granted under the Plan.

        (b) "Award Agreement" means the written agreement by which an Award shall be evidenced.

        (c)  "Board" means the Board of Directors of the Company.

        (d) "Bonus Shares" means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or a Subsidiary.

        (e) "Cause" means (I) before the occurrence of a Change of Control, any one or more of the following, as determined by the Committee (in the case of a Section 16 Grantee) or the Vice President, Human Resources of the Company (in the case of any other Grantee):

               (A) a Grantee's commission of a crime which is likely to result in injury to the Company or a Subsidiary;

               (B) the material violation by the Grantee of written policies of the Company or a Subsidiary;

               (C) the habitual neglect by the Grantee in the performance of his or her duties to the Company or a Subsidiary; or

               (D) the action or inaction in connection with his or her duties to the Company or a Subsidiary resulting in a material injury to the Company or a Subsidiary; and

        (ii) from and after the occurrence of a Change of Control, the occurrence of any one or more of the following, as determined in the good faith and reasonable judgment of the Committee (in the case of a Section 16 Grantee) or the Vice President, Human Resources of the Company (in the case of any other Grantee):

               (A) Grantee's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material harm, financial or otherwise, to the Company,

               (B) a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material harm, financial or otherwise, to the Company (but only if such act or inaction is not remedied within 15 business days of Grantee's receipt of written notice from the Company which describes the act or inaction in reasonable detail), or

               (C) the consistent gross neglect of duties, or wanton negligence by the Grantee in the performance of the Grantee's duties.

        (f)  "Change of Control" means any one or more of the following:

               (i) the  acquisition or holding by any person,  entity or "group"
(within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than by the Company or any Subsidiary or any employee benefit plan of the Company or a Subsidiary, of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of 30% or more of the then-outstanding Common Stock or the then-outstanding Voting Power of the Company; provided, however, that no Change of Control shall occur solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of such corporation are then-beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Common Stock immediately before such acquisition, in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding Common Stock and Voting Power of the Company; or

               (ii) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by at least a majority of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act)) shall be deemed to be a member of the Incumbent Board; or

               (iii) approval by the stockholders of the Company of any one or more of the following:

                      (A)  a  merger,   reorganization   or  consolidation   (an
"Extraordinary Transaction") with respect to which persons who were the respective beneficial owners of the Common Stock immediately before such Extraordinary Transaction would not, if such Extraordinary Transaction were to be consummated immediately after such stockholder approval (but otherwise in accordance with the terms presented in writing to the stockholders of the Company for their approval), beneficially own, directly or indirectly, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of the corporation resulting from such Extraordinary Transaction, in substantially the same proportions as their respective ownership, immediately before such Extraordinary Transaction, of the then-outstanding Common Stock and Voting Power of the Company,

                      (B) a liquidation or dissolution of the Company or

                      (C) the sale or other disposition of all or substantially all of the assets of the Company in one transaction or a series of related transactions.

Notwithstanding the foregoing, a Change in Control will not occur with respect to any person who is, by agreement or understanding (written or otherwise), a participant on such person's own behalf in a transaction which causes the Change in Control to occur.

        (g) "Change of Control Value" means the Fair Market Value of a Share on the date of a Change of Control.

        (h) "Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions.

        (i) "Committee"  means the committee of the Board appointed  pursuant to
Section 4(a).

        (j) "Common Stock" means the common stock, $.01 par value, of the Company.

        (k)  "Company" -- see the introductory paragraph.

        (l) "Disability" means a mental or physical condition which qualifies for benefits under the 360 Communications Company Basic Long-Term Disability Plan and results in a duration of at least 24 months of continuous disability. For purposes of this Plan, the Disability shall be deemed to have been incurred at the end of such 24-month period.

        (m)  "Disqualifying Disposition" -- see Section 6(c)(vi);

        (n)  "Effective Date" means March 7, 1996;

        (o) "Eligible Employee" means any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence or layoff, or has been subject to a disability which does not qualify as a Disability;

        (p)  "Extraordinary Transaction" -- see Section 2(f)(iii).

        (q) "Fair Market Value" of an equity security as of any date means the average of the high and low sales price of such security on such date (or, if no sale of such security was reported for such date, on the next preceding date on which a sale of such security was reported) as reported in the principal consolidated transaction reporting system for the New York Stock Exchange (or, if such security is not listed on the New York Stock Exchange, on such other national exchange or the over-the-counter market on which such security is principally traded); provided that if such Fair Market Value as of any date cannot be so determined, such Fair Market Value shall be determined by the Committee by whatever means or method as it, in the good faith exercise of its discretion, shall at such time deem appropriate.

        (r) "Good Reason" means shall mean the occurrence after a Change of Control, without a Grantee's prior written consent, of any one or more of the following:

               (I) the assignment to the Grantee of any duties which result in a material adverse change in the Grantee's position (including status, offices, titles, and reporting require ments), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by the Grantee,

               (ii) any relocation of the Grantee of more than 35 miles from the place where the Grantee was located at the time of the Change in Control, or

               (iii) a material reduction or elimination of any component of the Grantee's rate of compensation, including (x) base salary, (y) the annual incentive payment or (z) benefits or perquisites which the Grantee was receiving immediately prior to a Change in Control.

        (s)  "Grant Date" -- see Section 6(a)(i).

        (t)  "Grantee" means an individual who has been granted an Award.

        (u) "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children and grandchildren.

        (v) "including" or "includes" means "including, without limitation," or "includes, without limitation", respectively.

        (w)  "LSAR" means a limited stock appreciation right.

        (x) "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (I) has held for at least six months or (ii) has purchased on the open market.

        (y) "Minimum Consideration" means $.01 per Share or such other amount that is from time to time considered to be capital for purposes of Section 154 of the Delaware General Corporation Law.

        (z) "1934 Act" means the Securities Exchange Act of 1934. References to a particular section of, or rule under, the 1934 Act include references to successor provisions.

        (aa)  "Option Price" means the per share exercise price of an option.

        (bb) "Option Term" means the period beginning on the Grant Date of an option and ending on the expiration date of such option, as specified in the Award Agreement for such option and as may, in the discretion of the Committee and consistently with the provisions of the Plan, be extended from time to time prior to the expiration date of such stock option then in effect.

        (cc)  "Performance Percentage" -- see Section 6(g)(i)(C).

        (dd)  "Performance Period" -- see Section 6(g)(i)(B).

        (ee)  "Plan" -- see the introductory paragraph.

        (ff)  "Reload Option" -- see Section 6(d).

        (gg)  "Required Withholding" -- see Section 11(a);

        (hh) "Restricted Shares" means Shares that are that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

        (ii) "Rule 16b-3" means Rule 16b-3 of the SEC under the 1934 Act, as amended from time to time, together with any successor rule.

        (jj) "Retirement" means a termination of employment by a Grantee upon attaining either (I) age 55 with 10 years of service as an employee of the Company or a Subsidiary or (ii) age 65 with at least five years of service as an employee of the Company or a Subsidiary.

        (kk)  "SAR" means stock appreciation right.

        (ll)  "SEC" means the Securities and Exchange Commission.

        (mm) "Section 16 Person" means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

        (nn)  "Share" means a share of Common Stock.

        (oo)  "Strike Price" -- see Section 6(e)(ii).

        (pp) "Subsidiary" means, for purposes of grants of incentive stock options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% or more of the then-outstanding common stock.

        (qq) "10% Owner" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

        (rr)   "Voting   Power"   means  the   combined   voting  power  of  the
then-outstanding securities of a corporation entitled to vote generally in the election of directors

        3. Scope of the Plan. Subject to adjustment as provided in Section 21, the total number of Shares available for grant under the Plan in each calendar year for which the Plan is in effect shall be one percent (1.0%) of the total outstanding Shares as of the first day of such year; provided that such number shall be increased in any year by the number of Shares available for grant hereunder in previous years but not covered by Awards granted hereunder in such years; and provided further, that, subject to adjustment as provided in Section
21), (I) no more than 1,500,000 Shares shall be cumulatively available for the grant of Incentive Stock Options under the Plan and (ii) the number of Shares for which Awards may be granted to any Grantee in any calendar year shall not exceed 500,000.

        If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any outstanding Incentive Stock Options under the Plan for any reason expire or are terminated, the Shares allocable to the unexercised portion of all of such Incentive Stock Options may again be subject to an Incentive Stock Option under the Plan. Shares awarded under the Plan may be treasury shares or newly-issued shares.

        4.  Administration.

        (a) Subject to Section 4(b), the Plan shall be administered by a committee (the "Committee") which shall consist of two or more directors of the Company, all of whom qualify as "outside directors" as defined for purposes of the regulations under Code Section 162(m) and satisfy one of the conditions of Rule 16b-3 in respect of the exemption of grants to Section 16 Persons from potential liability under Section 16(b) of the 1934 Act. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and Section 162(m) as then in effect.

        (b) The Board may reserve to itself or delegate to another committee of the Board any or all of the authority of the Committee with respect to Awards except, in the case of such other committee, with respect to Awards to Grantees who are Section 16 Persons at the time any such delegated authority is exercised. Such other committee (the "Management Committee") may consist of one (or such greater number as may from time to time be required by the bylaws of the Company) or more directors who may, but need not be, officers or employees of the Company or a Subsidiary. To the extent that the Board has reserved to itself or delegated to such Management Committee the authority of the Committee, all references to the Committee in the Plan shall be to the Board or such Management Committee. The Management Committee may not grant Awards relating to an aggregate of more than 50,000 Shares in any calendar year unless the Board gives its prior approval of a larger number of Shares.

        (c) Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

               (i) to determine when and to whom Awards should be granted and the terms and conditions applicable to each Award, including the benefit payable under any SAR or performance share, and whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;;

               (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an option) shall be forfeited and whether such shares shall be held in escrow;

               (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

               (iv) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the termination of employment of a Grantee;

               (v) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

               (vi) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

               (vii) to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

               (viii) subject to Section 6(a)(ii) and 6(c)(ii), to extend the time during which any Award or group of Awards may be exercised;

               (ix) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan;

               (x) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

               (xi) to take any other action with respect to any matters relating to the Plan for which it is responsible.

        The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

        5. Eligibility. The Committee may in its discretion grant Awards to any Eligible Employee, whether or not he or she has previously received an Award.

        6.  Conditions to Grants.

        (a)  General Conditions.

               (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

               (ii) Any provision of the Plan to the contrary notwithstanding, the Option Term shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided.

               (iii) To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

        (b)  Grant of Options.

               (i) No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. The Option Price of an option shall not be less than 100% of the Fair Market Value of a Share on the Grant Date. An option shall be exercisable for unrestricted Shares unless the Award Agreement provides that it is exercisable for Restricted Shares.

               (ii) The Committee may, in its discretion, permit an employee to elect, before earning compensation, to be granted an Award in lieu of receiving such compensation; provided that, in the judgment of the Committee, the value of such Award on the Grant Date equals the amount of compensation foregone by such employee.

        (c) Grant of Incentive Stock Options. At the time of the grant of any option, the Committee may in its discretion designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an incentive stock option:

               (i) shall, if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on the Grant Date;

               (ii) shall be for a period of not more than 10 years (five years in the case of an incentive stock option granted to a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

               (iii) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of the Shares with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

               (iv) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all incentive stock options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

                      (A) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                      (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

               (v) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

               (vi) shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (any such circumstance, a "Disqualifying Disposition"), within 10 days of such Disqualifying Disposition; and

               (vii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her incentive stock option after the Grantee's death;

        Notwithstanding the foregoing and Section 4(c)(v), the Committee may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an incentive stock option), take any action necessary to prevent such option from being treated as an incentive stock option.

        (d) Grant of Reload Options. The Committee may in connection with the grant of an option or thereafter provide that a Grantee who (I) is an employee of the Company or a Subsidiary when he or she exercise an Option, (ii) exercises such option for Shares which have a Fair Market Value equal to not less than 120% of the Option Price for such option ("Exercised Option") and (iii) satisfies the Option Price or Required Withholding applicable thereto with Shares shall automatically be granted, subject to Article 3, an additional option ("Reload Option") in an amount equal to the sum ("Reload Number") of the number of Shares tendered to exercise the Exercised Option plus, if so provided by the Committee, the number of Shares, if any, retained by the Company in connection with the exercise of the Exercised Option to satisfy any federal, state or local tax withholding requirements; provided that no Reload Option shall be granted in connection with the exercise of an Option that has been transferred by the initial Grantee thereof.

        Reload Options shall be subject to the following terms and conditions:

               (i) the Grant Date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates;

               (ii) subject to Section 6(d)(iii), the Reload Option may be exercised at any time during the Option Term of the Exercised Option (subject to earlier termination thereof as provided in the Plan or in the applicable Award Agreement); and

               (iii) the terms of the Reload Option shall be the same as the terms of the Exercised Option to which it relates, except that (A) the Option Price shall be 100% of the Fair Market Value of a Share on the Grant Date of the Reload Option, (B) subject to Section 4(c)(vii), no Reload Option may be exercised within one year after its Grant Date, and (C) in no event shall a second Reload Option be granted in connection with the exercise of such initial Reload Option.

        (e)  Grant of SARs.

               (i) When granted, SARs may, but need not, be identified with a specific option, specific Restricted Shares, or specific performance shares of the Grantee (including any option, Restricted Shares, or performance shares granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an option, with Restricted Shares, or with performance shares, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated SARs shall terminate upon (x) the expiration, termination, forfeiture or cancellation of such option, Restricted Shares, or performance shares, (y) the exercise of such option or performance shares or (z) the date such Restricted Shares become nonforfeitable.

               (ii) The strike price ("Strike Price") of any SAR shall equal, for any SAR that is identified with an option, the Option Price of such option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; provided that the Committee may (x) specify a higher Strike Price in the Award Agreement, or (y) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on such Grant Date as the Committee shall specify.

        (f) Grant of LSARs. LSARs may in the discretion of the Committee be granted to any Grantee upon the grant of any option or SAR under the Plan. Each LSAR shall be identified with a Share subject to an option or a SAR of the Grantee. The number of LSARs granted to a Grantee in respect of an option or SAR shall equal the number of Shares subject to such option or SAR. The Committee may also grant an LSAR with respect to any Share subject to an option or SAR previously granted under this Plan. Upon the exercise, expiration, termination, forfeiture, or cancellation of a Grantee's option or SARs, as the case may be, the Grantee's associated LSARs shall terminate.

        (g)  Grant of Performance Shares.

               (i) Before the grant of any performance share, the Committee shall:

                      (A)  determine  objective  performance  goals  (which  may consist of any one or more of the following: earnings (either in the aggregate or on a per-share basis), operating income, cash flow, including EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, indices related to EVA (economic value added), per share rate of return on the Common Stock (including dividends), general indices relative to levels of general customer service satisfaction, as measured through various randomly-generated customer service surveys, market share (in one or more markets), customer retention rates, market penetration rates, revenues, reductions in expense levels, and the attainment by the Common Stock of a specified market value for a specified period of time, in each case where applicable to be determined either on a Company-wide basis or in respect of any one or more business units) and the amount of compensation under the goals applicable to such grant;

                      (B) designate a period, of not less than one year nor more than five years, for the measurement of the extent to which performance goals are attained, which period may begin prior to the Grant Date (the "Performance Period"); and

                      (C) assign a "Performance Percentage" to each level of attainment of perfor mance goals during the Performance Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to maximum attainment to be determined by the Committee from time to time, but not in excess of 200%.

               (ii) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

               (iii) When granted, performance shares may, but need not, be identified with Shares subject to a specific option, specific Restricted Shares or specific SARs of the Grantee granted under the Plan in a number equal to or different from the number of the performance shares so granted. If performance shares are so identified, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated performance shares shall terminate upon (A) the expiration, termination, forfeiture or cancellation of the option, Restricted Shares or SARs with which the performance shares are identified, (B) the exercise of such option or SARs or (C) the date Restricted Shares become nonforfeitable.

               (iv) The Shares related to the performance shares awarded to any Grantee for any Performance Period shall not have a Fair Market Value in excess of 100% of the Grantee's base annual salary in effect at the time of the grant of the Award multiplied by the number of years in the Performance Period.

        (h)  Grant of Restricted Shares.

               (i) The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence. Except with respect to Restricted Shares that are treasury shares, for which no payment need be required, the Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 days after the Grant Date for such shares. In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 9.

               (ii) The Committee may, but need not, provide that all or any portion of a Grantee's Restricted Shares, or Restricted Shares acquired upon exercise of an option shall be forfeited:

                      (A) except as otherwise specified in the Plan or the Award Agreement, upon the Grantee's termination of employment within a specified time period after the Grant Date, or

                      (B) if the Company or the Grantee does not achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment, or

                      (C) upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement.

               (iii) If Restricted Shares are forfeited, then if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

               (iv) The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (ii) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any

Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

        (i) Grant of Stock Bonuses. The Committee may grant Bonus Shares to any Eligible Employee.

        7. Non-transferability. Each Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee or his or her guardian or legal representative, except that, subject to
Section 6(c)(vi) in respect of incentive stock options, a Grantee may in a manner and to the extent permitted by the Committee in its discretion, (I) designate in writing a beneficiary to exercise an Award after his or her death (provided, however, that no such designation shall be effective unless received by the office of the Company designated for that purpose prior to the Grantee's death) and (ii) transfer the Award to a member of his or her immediate family.

        8.  Exercise.

        (a)  Exercise of Options.

               (i) Subject to Section 4(c)(vii) and except as otherwise provided in the applicable Award Agreement, each option shall become exercisable at such time or times as may be specified by the Committee from time to time.

               (ii) An option shall be exercised by the delivery to the Company during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the option and (y) payment in full of the Option Price of such specific number of Shares.

               (iii) Payment of the Option Price may be made by any one or more of the following means:

                      (A)  cash, personal check or wire transfer;

                      (B) Mature Shares, valued at their Fair Market Value on the date of exercise;

                      (C) with the approval of the Committee, Restricted Shares held by the Grantee for at least six months prior to the exercise of the option, each such share valued at the Fair Market Value of a Share on the date of exercise;

                      (D) pursuant to procedures previously approved by the Company, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

                      (E) in the discretion of the Committee, payment may also be made in accordance with Section 9.

The Committee may in its discretion specify that, if any Restricted Shares ("Tendered Restricted Shares") are used to pay the Option Price, (x) all the Shares acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option, or (y) a number of Shares acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

        (b)  Exercise of SARs.

               (i) Subject to Sections 4(c)(vii) and 8(f), and except as otherwise provided in the applicable Award Agreement, (x) each SAR not identified with any other Award shall become exercisable with respect to 25% of the shares subject thereto on each of the first four anniversaries of the Grant Date of such SAR unless the Committee provides otherwise in the Award Agreement and (y) each SAR which is identified with any other Award shall become exercisable as and to extent that the option or Restricted Shares with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

               (ii) SARs shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement, the exercise of SARs which are identified with Shares subject to an option or Restricted Shares shall result in the cancellation or forfeiture of such option or Restricted Shares, as the case may be, to the extent of such exercise.

               (iii) The benefit for each SAR exercised shall be equal to (x) the Fair Market Value of a Share on the date of such exercise, minus (y) the Strike Price of such SAR. Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Shares.

        (c)  Exercise of LSARs.

               (i) Notwithstanding Section 9, each LSAR shall automatically be exercised upon a Change of Control unless:

                      (A)  otherwise provided in Sections 8(f), 13 or 21(b),

                      (B) at the time of such Change of Control, the Grantee is not a Section 16 Person, or

                      (C) the Change of Control relates to the approval by the shareholders of the Company of an Extraordinary Transaction which, if consummated as proposed, would result in persons who were the respective beneficial owners of the Common Stock immediately before such Extraordinary Transaction, if such Extraordinary Transaction were to be consummated immediately after such stockholder approval (but otherwise in accordance with the terms presented in writing to the stockholders of the Company for their approval), beneficially owning, directly or indirectly, at least 60% of both the then-outstanding common shares and the then-outstanding Voting Power of the corporation resulting from such Extraordinary Transaction, in substantially the same proportions as their respective ownership, immediately before such Extraordinary Transaction, of the then-outstanding Common Stock and Voting Power of the Company.

        The exercise of LSARs shall result in the cancellation of the option or SARs with which such LSARs are identified, to the extent of such exercise.

               (ii) Within 10 business days after the exercise of any LSAR, the Company shall pay the Grantee, in cash, an amount equal to the difference between (x) the Change of Control Value and (y) in the case of an LSAR identified with an option, the Option Price of such option, or, in the case of an LSAR identified with a SAR, the Strike Price of such SAR; provided that the amount determined under this Section shall not exceed any maximum benefit provided in the applicable Award Agreement.

        (d) Payment of Performance Shares. Unless otherwise provided in the Award Agreement with respect to an Award of performance shares, if the minimum performance goals applicable to such performance shares have been achieved during the applicable Performance Period, then the Company shall pay to the Grantee of such Award that number of Shares equal to the product of:

               (I) the sum of (x) number of performance shares specified in the applicable Award Agreement and (y) the number of Shares that would have been issuable if such performance shares had been Shares outstanding throughout the Performance Period and the stock dividends, cash dividends (except as otherwise provided in the Award Agreement), and other property paid in respect of such shares had been reinvested in additional Shares as of each dividend payment date, multiplied by

               (ii) the Performance Percentage achieved during such Performance Period.

The Committee may in its discretion determines that cash be paid in lieu of some or all of such Shares. The amount of cash payable in lieu of a Share shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this Section shall be made as soon as administratively practical after the end of the applicable Performance Period. Any performance shares with respect to which the performance goals shall not have been achieved by the end of the applicable Performance Period shall expire.

        (e) Change of Control. If, within 12 months after a Change of Control, the employment of a Grantee shall be terminated by the Company without Cause or by the Grantee for Good Reason, then (I) all unvested Awards shall immediately become fully exercisable or payable, as applicable, except as otherwise provided in Section 8(f); provided that the benefit payable with respect to any performance share with respect to which the Performance Period has not ended as of the date of such termination of employment shall be equal to the product of the Change of Control Value multiplied successively by each of the following:

               (i) a fraction, the numerator of which is the number of whole and partial months that have elapsed between the beginning of such Performance Period and the date of such Change of Control and the denominator of which is the number of whole and partial months in the Performance Period; and

               (ii) a percentage equal to the greater of (x) the target percentage, if any, specified in the applicable Award Agreement or (y) the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Performance Period.

        (f) Pooling Considerations. Any provision of the Plan to the contrary notwithstanding, if the Committee determines, in its discretion exercised prior to a sale or merger of the Company that in the Committee's judgment is reasonably likely to occur, that the exercise of SARs or LSARs would preclude the use of pooling-of-interests accounting ("pooling") after the consumma tion of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may either unilaterally cancel such SARs and LSARs prior to the Change of Control or cause the Company to pay the benefit attributable to such SARs or LSARs in the form of Shares if the Committee determines that such payment would not cause the transaction to become ineligible for pooling.

        9. Loans and Guarantees. The Committee may in its discretion allow a Grantee to defer payment to the Company of all or any portion of (I) the Option Price of an option, (ii) the purchase price of Restricted Shares, or (iii) any taxes associated with the exercise, nonforfeitability of, or payment of benefits in connection with, an Award, or cause the Company to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, or any related taxes. Any such payment deferral or guarantee by the Company shall be on such terms and conditions as the Committee may determine; provided that the interest rate applicable to any such payment deferral shall not be more favorable to the Grantee than the terms applicable to funds borrowed by the Company from time to time. Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price, purchase price or any related taxes unless the Grantee (I) enters into a binding obligation to pay the deferred amount and (ii) except with respect to treasury shares, pays upon exercise of an option or grant of Restricted Shares, as applicable, an amount at least equal to the Minimum Consideration therefor. If the Committee has permitted a payment deferral or caused the Company to guarantee a loan pursuant to this Section, then the Committee may require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers his or her Shares purchased pursuant to such deferral or guarantee. The Committee may at any time in its discretion forgive the repayment of any or all of the principal of, or interest on, any such deferred payment obligation.

        10. Notification under Section 83(b). If the Grantee, in connection with the exercise of any option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

        11.  Mandatory Tax Withholding.

        (a) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (I) that the Grantee remit an amount in cash, or in the Company's discretion, Mature Shares, sufficient to satisfy all federal, state, and local tax withholding requirements related thereto ("Required Withholding"),
(ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan or (iii) any combination of the foregoing.

        (b) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

        12.  Elective Share Withholding.

        (a) Subject to the following subsection, a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Shares becoming non-forfeitable (each, a "Taxable Event") having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event; or (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

        (b) Each Share Withholding election shall be subject to the following conditions:

               (i) any Grantee's election shall be subject to the Committee's discretion to revoke the Grantee's right to elect Share Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

               (ii) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined; and

               (iii)  the Grantee's election shall be irrevocable.

        13.  Termination of Employment.

        (a) For Cause. If a Grantee's employment is terminated for Cause, (I) the Grantee's Restricted Shares that are forfeitable shall thereupon be forfeited, subject to the provisions of Sec tion 6(h)(iii) regarding repayment of certain amounts to the Grantee; and (ii) any unexercised option, SAR, LSAR, or performance share shall terminate effective immediately upon such termination of employment.

        (b) On Account of Retirement. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of Retirement, then:

               (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

               (ii) any unexercised option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first three (3) years after such termination of employment (but only during the Option Term) by the Grantee; and

               (iii) any unexercised performance share may be exercised in whole or in part, at any time within six months after such termination of employment on account of Retirement by the Grantee; provided that the benefit payable with respect to any performance share with respect to which the Performance Period has not ended as of the date of such termination of employment on account of Retirement shall be equal to the product of the Fair Market Value of a Share Value multiplied successively by each of the following:

                      (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                      (2) a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for the performance share.

        (c) On Account of Death. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of death, then:

               (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

               (ii) any unexercised option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first 12 months after such termination of employment (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Sections 6(c)(vii) or 7; and

               (iii) any unexercised performance share may be exercised in whole or in part, at any time within six months after such termination of employment on account of death by the Grantee or, after the Grantee's death, by (A) his personal representative or by the person to whom the performance share is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Section 7; provided that the benefit payable with respect to any performance share with respect to which the Performance Period has not ended as of the date of such termination of employment on account of death shall be equal to the product of the Fair Market Value of a Share Value multiplied successively by each of the following:

                      (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                      (2) a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for the performance share.

        (d) On Account of Disability. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of Disability, then:

               (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

               (ii) any unexercised option or SAR, whether or not exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first 12 months after such termination of employment (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Sections 6(c)(vii) or 7; and

               (iii) any unexercised performance share may be exercised in whole or in part, at any time within six months after such termination of employment on account of Disability by the Grantee or, after the Grantee's death, by (A) his personal representative or by the person to whom the performance share is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Section 7; provided that the benefit payable with respect to any performance share with respect to which the Performance Period has not ended as of the date of such termination of employment on account of Disability shall be equal to the product of the Fair Market Value of a Share Value multiplied successively by each of the following:

                      (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                      (2) a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for the performance share.

        (e) Any Other Reason. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates for any reason other than for Cause, Retirement, death, or Disability, then:

               (i) the Grantee's Restricted Shares (and any SARs identified therewith), to the extent forfeitable on the date of the Grantee's termination of employment), shall be forfeited on such date;

               (ii) any unexercised option or SAR (other than a SAR identified with a Restricted Share or performance share), to the extent exercisable immediately before the Grantee's termination of employment, Grantee's termination of employment) may be exercised in whole or in part, not later than three months after such termination of employment (but only during the Option Term); and

               (iii) the Grantee's performance shares (and any SARs identified therewith) shall become non-forfeitable and may be exercised in whole or in part, but only if and to the extent determined by the Committee.

        (f) Extended Exercisability. If the Grantee has entered into an agreement with the Company not to sell any Shares (or the capital stock of a successor to the Company) for a specified period after the consummation of a business combination between the Company and another corporation or entity (the "Specified Period"), such option may be exercised in whole or in part until the later of the end of the post-termination period specified in subparagraph (b),
(C) or (d) of this Section, as applicable, or 10 business days after the end of the Specified Period.

        (g) Extension of Term. In the event of a termination of the Grantee's employment other than for Cause, the term of any Award (whether or not exercisable immediately before such termination) which would otherwise expire after the Grantee's termination of employment but before the end of the period following such termination of employment described in subparagraphs (b), (c), and (d) of this Section for exercise of Awards may, in the Committee's discretion, be extended so as to permit any unexercised portion thereof to be exercised at any time within such period. The Committee may further extend the period of exercisability to permit any unexercised portion thereof to be exercised within a specified period provided by the Committee.

        14. Plans of Foreign Subsidiaries. The Committee may authorize any foreign Subsidiary to adopt a plan for granting Awards ("Foreign Plan"). All Awards granted under such Foreign Plan shall be treated as grants under the Plan. Such Foreign Plans shall have such provisions as the Committee permits not inconsistent with the provisions of the Plan. Awards granted under a Foreign Equity Incentive Plans shall be governed by the terms of the Plan, except to the extent that the provisions of the Foreign Plan are more restrictive than the provisions of the Plan, in which case the Foreign Plan shall control.

        15. Substituted Awards. If the Committee cancels any Award (whether granted under this Plan or any plan of any entity acquired by the Company or a Subsidiary), the Committee may in its discretion substitute a new Award therefor upon such terms and conditions consistent with the Plan as the Committee may determine; provided, that (a) the Option Price of any new option, and the Strike Price of any new SAR, shall not be less than 100% (110% in the case of an incentive stock option granted to a 10% Owner) of the Fair Market Value of a Share on the date of grant of the new Award; and (b) the Grant Date of the new Award shall be the date on which such new Award is granted.

        16. Securities Law Matters. If the Committee deems necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares. If, based upon the advice of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (I) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

        17. No Employment Rights. Neither the establishment of the Plan, nor the grant of any Award shall (a) give any Grantee the right to remain employed by the Company or any Subsidiary or to any benefits not specifically provided by the Plan or (b) modify the right of the Company or any Subsidiary to modify, amend, or terminate any employee benefit plan.

        18. No Rights as a Stockholder. A Grantee shall not have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

        19. Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (I) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

        20. Non-uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (C) the treatment of terminations of employment.

        21.  Adjustments.

        (a)  The Committee shall make equitable adjustment of:

               (i) the aggregate numbers and kind of Shares available under the Plan for Awards in general and for the grant of incentive stock options,

               (ii) the number and kind of Shares, SARs, or performance shares covered by an Award, and

               (iii) the Option Price of all outstanding options and the Strike Price of all outstanding SARs,

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event, of or by the Company.

        (b) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change in Control within the meaning of Section 2(f)(iii) in connection with which the holders of Common Stock receive shares of common stock of the surviving or successor corporation that are registered under Section 12 of the 1934 Act:

               (I) there shall be substituted for each option and SAR outstanding on the date of the consummation of corporate transaction relating to such Change of Control, a new option or SAR, as the case may be, reflecting the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control and providing each Grantee with rights that are substantially identical to those under this Plan in all material respects; and

               (ii) no LSAR shall be exercised if the constituent documents relating to the Change of Control provide for such a substitution of the option or SAR with which such LSAR is identified.

In the event of any such substitution, the purchase price per share in the case of an option and the Strike Price in the case of an SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or Strike Price.

        22. Amendment of the Plan. The Board may from time to time in its discretion amend the Plan without the approval of the Company's stockholders, except (I) as such stockholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Company's equity securities and (ii) that to Board may not without the approval of the Company's stockholders amend the Plan to (x) increase the total number of shares reserved for the purposes of the Plan or (y) change the employees or class of employees eligible to participate in the Plan.

        23.  Termination  of the Plan.  The Plan  shall  terminate  on the tenth
(10th) anniversary of the Effective Date or at such earlier time as the Board may determine. No termination shall affect any Award then outstanding under the Plan.

        24. No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

        25. Controlling Law. The law of the State of Delaware, except its law with respect to choice of law, shall control all matters relating to the Plan.

        26. Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.